Filed pursuant to Rule 497(e)

File Nos. 033-16439 and 811-05159

RS INVESTMENT TRUST

Supplement to Prospectus (Class A, B, C, K shares) Dated September 16, 2008 (as revised October 15, 2008)

and Prospectus (Class Y shares) Dated September 16, 2008 (as revised October 15, 2008)

The following portfolio management changes are effective as of the dates set forth below:

RS Large Cap Alpha Fund

Effective March 30, 2009, the portfolio managers of RS Large Cap Alpha Fund will be MacKenzie B. Davis, David J. Kelley, Joseph Mainelli, Andrew P. Pilara Jr., Kenneth L. Settles Jr., and Joseph A. Wolf. The portfolio management team will continue to invest in large cap companies and, when evaluating equity investments for the Fund, will employ a return-on-capital analysis, combining balance sheet and cash flow analysis. It is likely that the new portfolio management team will sell a number of the portfolio securities held by the Fund and purchase new securities for the Fund, resulting in brokerage and other costs, and the possible realization of capital gains or losses.

RS Emerging Growth Fund, RS MidCap Opportunities Fund, and RS Select Growth Fund

Effective March 31, 2009, the portfolio managers of RS Emerging Growth Fund, RS MidCap Opportunities Fund, and RS Select Growth Fund will be Stephen Bishop, Melissa Chadwick-Dunn, Allison Thacker, and Scott Tracy.

RS Growth Fund

Effective March 31, 2009, the sole portfolio manager of RS Growth Fund will be John H. Seabern.

Information regarding each of the portfolio managers named above, other than Mr. Mainelli, is included in the “Portfolio Managers” section of the Prospectuses.

Joseph Mainelli (RS Investments) has been a co-portfolio manager of RS Large Cap Alpha Fund since March 2009. Prior to joining RS Investments in 2007 as an analyst in the RS Value Group, Mr. Mainelli was an equity research analyst focusing on small- and mid-cap value investments at David J. Greene & Company for three years. Prior to that, he was an equity research analyst at the hedge funds of Sagamore Hill Capital and ING Furman Selz Asset Management. Mr. Mainelli holds a B.A. in anthropology from Princeton University and an M.B.A. from Columbia Business School.

RS Large Cap Alpha Fund

Effective immediately, the “Principal Investment Strategies”, “Principal Investments”, and “Principal Risks” sections in the prospectuses of RS Large Cap Alpha Fund will be amended and restated in their entirety to read as follows:

Principal Investment Strategies

The Fund seeks to deliver positive risk-adjusted returns relative to the Fund’s benchmark. This incremental risk-adjusted return versus the benchmark is often referred to as “alpha”.

The Fund invests in securities that RS Investments believes are undervalued. The Fund will normally invest most of its assets in equity securities of large-capitalization companies. The Fund may invest in securities of issuers located anywhere in the world and may invest any portion of its assets outside the United States.

In evaluating equity investments for the Fund, RS Investments employs a return-on-capital analysis, combining balance sheet and cash flow analysis. RS Investments may perform a number of analyses in considering whether to buy or sell as stock, including, for example:

•	performing fundamental research focusing on business analysis;

•	observing how management allocates capital;

•	striving to understand the unit economics of the business of a company;

•	studying the cash flow rate of return on capital employed;

•	discerning the sources and the uses of cash;

•	considering how management is compensated;

•	asking how the stock market is pricing the entire company.

Although RS Investments may consider the factors described above in purchasing or selling investments for the Fund, RS Investments may purchase, sell, or continue to hold an investment for the Fund whenever it believes that doing so may benefit the Fund or on the basis of any of the factors described above or any other factors it may at its discretion consider.

The Fund may at times, but will not necessarily, hold a substantial portion of its assets in cash and cash equivalents.

Principal Investments

The Fund normally invests at least 80% of its net assets in companies considered by RS Investments at the time to be large-cap companies. RS Investments currently considers a company to be large-cap if its market capitalization is within the range of the Russell 1000® Index as of June 30 of each year. As of June 30, 2008, the market capitalization of companies in the Russell 1000® Index ranged between approximately $550.4 million and $474.3 billion.

The Fund will typically invest principally in equity securities but may invest any portion of its assets in debt securities and other income-producing securities. The Fund may at times, but will not necessarily, invest a substantial portion of its assets in securities of companies that RS Investments considers to be principally engaged in natural resources industries. The Fund may invest a portion of its assets in master limited partnership units, including master limited partnerships engaged primarily in natural resources industries.

Principal Risks

You may lose money by investing in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value and total return, are as follows.

Equity Securities Risk

The value of a company’s stock may decline in response to factors affecting that particular company or stock markets generally.

Investment Style Risk

A mutual fund investing principally in value style stocks may at times under-perform other mutual funds that invest more broadly or that have different investment styles.

Overweighting Risk

Overweighting investments in an industry or group of industries increases the risk of loss because the stocks of many or all of the companies in the industry or group of industries may decline in value due to developments adversely affecting the industry or group of industries.

Underweighting Risk

If the Fund underweights its investment in an industry or group of industries, the Fund will participate in any general increase in the value of companies in that industry or group of industries less than if it had invested more of its assets in that industry or group of industries.

Foreign Securities Risk

Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. In addition, when the Fund buys securities denominated in a foreign currency, there are special risks such as changes in currency exchange rates and the risk that a foreign government could regulate foreign exchange transactions.

Portfolio Turnover Risk

Frequent purchases and sales of portfolio securities may result in higher Fund expenses and may result in more significant distributions of short-term capital gains to investors, which are taxed as ordinary income. In addition, to the extent that the Fund’s shares are held by an asset allocation fund, reallocations of the asset allocation fund’s investments may cause the Fund to have to sell portfolio securities to honor redemption requests or to invest large amounts of cash at times when it would not otherwise do so, which could have adverse effects on the Fund’s performance, accelerate the realization of taxable income to shareholders, and increase transaction costs.

Cash Position Risk

To the extent that the Fund holds assets in cash and cash equivalents and not in the investments previously described, the ability of the Fund to meet its objective may be limited.

Liquidity Risk

Lack of a ready market or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price. In addition, the Fund, by itself or together with other accounts managed by RS Investments, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price.

Debt Securities Risk

The value of a debt security or other income-producing security changes in response to changes in interest rates and depends on the issuer’s credit quality.

Natural Resources Investment Risk

Investments in companies in natural resources industries can be significantly affected by (often rapid) changes in supply of, or demand for, various natural resources. They may also be affected by changes in energy prices, international political and economic developments, environmental incidents, energy conservation, the success of exploration projects, changes in commodity prices, and tax and other government regulations.

In addition, references to the Fund in the “Principal Risks; Additional Information About Investment Strategies and Risks” section of the prospectuses will be amended to include references to “Investment Style Risk”, “Cash Position Risk”, “Debt Securities Risk”, and “Natural Resources Risk”.

RS Emerging Growth Fund

Important Notice Regarding Change in Investment Policy

Effective May 1, 2009, the name of RS Emerging Growth Fund will be changed to “RS Small Cap Growth Fund” and the Fund’s “Principal Investments” section in the prospectuses will be amended and restated in its entirety to read as follows:

“The Fund normally invests at least 80% of its net assets in small-capitalization companies. RS Investments defines small-capitalization companies as companies with market capitalizations (at the time of purchase) of up to 120% of the market capitalization of the largest company included in the Russell 2000® Index on June 30 of each year (currently, approximately $4.7 billion, based on the size of the largest company on June 30, 2008).”

RS Emerging Growth Fund and RS Smaller Company Growth Fund

The Board of Trustees of RS Investment Trust has approved a proposal to reorganize RS Smaller Company Growth Fund (“Smaller Company Growth Fund”) into RS Emerging Growth Fund (“Emerging Growth Fund”) subject to the approval of the shareholders of Smaller Company Growth Fund.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of Emerging Growth Fund, nor is it a solicitation of any proxy. For more information regarding Emerging Growth Fund please call 800-766-3863 or visit RS Investment Trust’s Web site at www.RSinvestments.com. To receive a free copy of the prospectus/proxy statement relating to the proposed reorganization (and containing important information about fees, expenses and risk considerations) once a registration statement relating to the proposed reorganization has been filed with the Securities and Exchange Commission and become effective, please call 800-766-3863. The prospectus/proxy statement will also be available free of charge on the Securities and Exchange Commission’s Web site (http://www.sec.gov). Please read the prospectus/proxy statement carefully before making any investment decisions.

RS MidCap Opportunities Fund

Effective May 1, 2009, the name of RS MidCap Opportunities Fund will be changed to “RS Mid Cap Growth Fund.”

This supplement supersedes in its entirety the supplement to the prospectuses dated February 27, 2009.

March 30, 2009

Supplement to Statement of Additional Information (Class A, B, C, K, Y shares) Dated September 16, 2008

(as revised December 1, 2008)

The sub-section entitled “Portfolio Managers” in the “INVESTMENT ADVISORY AND OTHER SERVICES” section of the SAI is amended to include the following information under the sub-heading indicated.

Under “Ownership of Fund Shares” on page 72, the table that provides the dollar range of equity securities of each Fund beneficially owned by the Fund’s portfolio managers is updated to include the following information, which is stated as of February 28, 2009:

Name of Portfolio Manager	Dollar Range of Equity Securities in Fund
MacKenzie B. Davis	RS Large Cap Alpha Fund	None

David J. Kelley	RS Large Cap Alpha Fund	None

Joseph Mainelli	RS Large Cap Alpha Fund	None

Andrew P. Pilara Jr.	RS Large Cap Alpha Fund	None

Kenneth L. Settles Jr.	RS Large Cap Alpha Fund	None

Joseph A. Wolf	RS Large Cap Alpha Fund	None

Under “Other Accounts” on page 74, the table that provides the number of other accounts managed by the portfolio managers of the Funds and the total assets of such accounts is updated to include the following information, which is stated as of February 28, 2009:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets (in Thousands)	Number of Accounts	Total Assets (in Thousands)	Number of Accounts	Total Assets (in Thousands)
Joseph Mainelli	0	$0	0	$0	0	$0

March 30, 2009